SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-12


                     TEMPLETON EMERGING MARKETS INCOME FUND
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transactions applies:

(2)  Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing party:

(4)  Date filed:

 LOGO

                    TEMPLETON EMERGING MARKETS INCOME FUND

                       IMPORTANT SHAREHOLDER INFORMATION

   These materials are for the Annual Meeting of Shareholders (the "Meeting") scheduled for February 20, 2009 at 12 Noon, Eastern time. The enclosed materials discuss the proposal (the "Proposal") to be voted on at the Meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Templeton Emerging Markets Income Fund (the "Fund"). If you specify a vote on the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote on the Proposal, your proxy will be voted FOR the Proposal.

   We urge you to spend a few minutes reviewing the Proposal in the proxy statement. Then, please fill out and sign the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings.

   We welcome your comments. If you have any questions, call Fund Information at 1-800/DIAL BEN(R) (1-800-342-5236).


                         TELEPHONE AND INTERNET VOTING

  For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, instructions are enclosed.

 LOGO

                    TEMPLETON EMERGING MARKETS INCOME FUND

                 NOTICE OF 2009 ANNUAL MEETING OF SHAREHOLDERS

   The Annual Meeting of Shareholders (the "Meeting") of Templeton Emerging Markets Income Fund (the "Fund") will be held at the Fund's offices, 500 East Broward Boulevard, 12/th/ Floor, Fort Lauderdale, Florida 33394-3091 on February 20, 2009 at 12 Noon, Eastern time.

   During the Meeting, shareholders of the Fund will vote on the following
Proposal:

       . The election of four Trustees of the Fund to hold office for the terms specified.

                                          By Order of the Board of Trustees,

                                          Robert C. Rosselot
                                          Secretary

January 12, 2009

   Please sign and promptly return the proxy card or voting instruction form in the enclosed self-addressed envelope regardless of the number of shares you own.

      IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
            THE SHAREHOLDER MEETING TO BE HELD ON FEBRUARY 20, 2009

  The Fund's Notice of Annual Meeting of Shareholders, proxy statement and form of proxy are available on the Internet at http://www.proxyonline.com/FranklinTempleton.

                    TEMPLETON EMERGING MARKETS INCOME FUND

                                PROXY STATEMENT

..  INFORMATION ABOUT VOTING

  Who is asking for my vote?

   The Trustees of Templeton Emerging Markets Income Fund (the "Fund"), in connection with the Fund's Annual Meeting of Shareholders (the "Meeting"), have requested your vote.

  Who is eligible to vote?

   Shareholders of record at the close of business on December 19, 2008 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were first mailed to shareholders of record on or about January 12, 2009.

  On what issue am I being asked to vote?

   You are being asked to vote on the election of four nominees to the position of Trustee.

  How do the Fund's Trustees recommend that I vote?

   The Trustees unanimously recommend that you vote FOR the election of the four nominees.

  How do I ensure that my vote is accurately recorded?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote on the Proposal, your shares will be voted FOR the election of all nominees as Trustee.

  May I revoke my proxy?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

  What if my shares are held in a brokerage account?

   If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a "Legal Proxy" from your broker and present it to the Inspector of Election at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the Fund.

..  THE PROPOSAL:  ELECTION OF TRUSTEES

  How are nominees selected?

   The Board of Trustees of the Fund (the "Board" or the "Trustees") has a Nominating Committee consisting of Edith E. Holiday (Chairperson), Frank J. Crothers and Frank A. Olson, none of whom is an "interested person" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Trustees who are not interested persons of the Fund are referred to as the "Independent Trustees," and Trustees who are interested persons of the Fund are referred to as the "Interested Trustees."

   The Nominating Committee is responsible for selecting candidates to serve as Trustees and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate's qualifications, the Nominating Committee generally considers the potential candidate's educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee: (1) that such candidate be independent from relationships with the Fund's investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any U.S. registered investment company other than those within the Franklin Templeton Investments fund complex or a closed-end business development company primarily investing in non-public entities.

   When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by "Qualifying Fund Shareholders" (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund's offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and
(ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by the Qualifying Fund Shareholder and the length of time that the shares have been owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between the Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by the Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission ("SEC") had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Fund if so nominated and elected/appointed.

   The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

   The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter was included in the Fund's proxy statement for its 2008 Annual Meeting of Shareholders.

  Who are the nominees and Trustees?

   The Board is divided into three classes. Each class has a term of three years. Each year the term of office of one class expires. This year, the terms of four Trustees expire. Ann Torre Bates, David W. Niemiec, Larry D. Thompson and Robert E. Wade have been nominated for three-year terms, set to expire at the 2012 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified. All of the nominees are currently members of the Board and are deemed to be Independent Trustees. In addition, all of the current nominees and Trustees are also directors or trustees of other Franklin(R) funds, Templeton(R) funds, and/or Mutual Series funds.

   Interested Trustees of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles
B. Johnson and Rupert H. Johnson, Jr., who owned approximately 16.8% and 16.0%, respectively, of its outstanding shares as of August 31, 2008. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board, Trustee and Vice President of the Fund, and Gregory E. Johnson, Trustee of the Fund, are father and son. Rupert H. Johnson, Jr., Vice President of the Fund, is the brother of Charles B. Johnson and the uncle of Gregory E. Johnson. There are no other family relationships among the Trustees or nominees for Trustee.

   Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Trustees.

   Listed below, for the nominees and Trustees, are their names, years of birth and addresses, as well as their positions and length of service with the Fund, principal occupations during the past five years, the number of portfolios in the Franklin Templeton Investments fund complex that they oversee, and other directorships held by the nominee or Trustee.


Nominees for Independent Trustee to serve until 2012 Annual Meeting of Shareholders:
                                                                   Number of
                                                                 Portfolios in
                                                                   Franklin
                                                                   Templeton
                                                                  Investments
                                                                 Fund Complex
                                                  Length of        Overseen
Name, Year of Birth and Address       Position    Time Served     by Trustee*        Other Directorships Held
--------------------------------------------------------------------------------------------------------------------
Ann Torre Bates (1958)                Trustee     Since 2008          30         SLM Corporation (Sallie Mae)
  500 East Broward Blvd.                                                         and Allied Capital Corporation
  Suite 2100                                                                     (financial services).
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Independent strategic and financial consultant; and formerly, Executive Vice President and Chief Financial
Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer,
US Airways, Inc. (until 1995).
--------------------------------------------------------------------------------------------------------------------
David W. Niemiec (1949)               Trustee     Since 2005          23         Emeritus Corporation (assisted
  500 East Broward Blvd.                                                         living) and OSI Pharmaceuticals,
  Suite 2100                                                                     Inc. (pharmaceutical products).
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and
SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).
---------------------------------------------------------------------------------------------------------------------
Larry D. Thompson (1945)              Trustee     Since 2005          145                      None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Senior Vice President--Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products);
and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University
of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).
--------------------------------------------------------------------------------------------------------------------
Robert E. Wade (1946)                 Trustee     Since 2006          37         El Oro and Exploration Co.,
  500 East Broward Blvd.                                                         p.l.c. (investments).
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Retired, former practicing attorney.
--------------------------------------------------------------------------------------------------------------------


Independent Trustees serving until 2011 Annual Meeting of Shareholders:
                                                                     Number of
                                                                   Portfolios in
                                                                     Franklin
                                                                     Templeton
                                                                    Investments
                                                                   Fund Complex
                                                     Length of       Overseen
Name, Year of Birth and Address         Position     Time Served    by Trustee*      Other Directorships Held
-------------------------------------------------------------------------------------------------------------------
Harris J. Ashton (1932)                  Trustee     Since 1993         138       Bar-S Foods (meat packing
  500 East Broward Blvd.                                                          company).
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002);
and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-------------------------------------------------------------------------------------------------------------------
Edith E. Holiday (1952)                   Lead         Trustee          138       Hess Corporation (exploration
  500 East Broward Blvd.               Independent   since 1996                   and refining of oil and gas),
  Suite 2100                             Trustee      and Lead                    H.J. Heinz Company (processed
  Fort Lauderdale, FL 33394-3091                     Independent                  foods and allied products), RTI
                                                       Trustee                    International Metals, Inc.
                                                     since 2007                   (manufacture and distribution
                                                                                  of titanium), Canadian National
                                                                                  Railway (railroad) and White
                                                                                  Mountains Insurance Group,
                                                                                  Ltd. (holding company).

Principal Occupation During Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department
(1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison--
United States Treasury Department (1988-1989).
-------------------------------------------------------------------------------------------------------------------
Constantine D. Tseretopoulos (1954)      Trustee     Since 1999         23                     None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly,
Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore
Medical Center (1982-1985).
-------------------------------------------------------------------------------------------------------------------


Independent Trustees serving until 2010 Annual Meeting of Shareholders:
                                                                Number of
                                                              Portfolios in
                                                                Franklin
                                                                Templeton
                                                               Investments
                                                              Fund Complex
                                                Length of       Overseen
Name, Year of Birth and Address    Position     Time Served    by Trustee*       Other Directorships Held
----------------------------------------------------------------------------------------------------------------
Frank J. Crothers (1944)            Trustee     Since 1999         23       Fortis, Inc. (utility holding
  500 East Broward Blvd.                                                    company), Victory Nickel Inc.
  Suite 2100                                                                (mineral exploration) and
  Fort Lauderdale, FL 33394-3091                                            ABACO Markets Limited
                                                                            (retail distributors).

Principal Occupation During Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd. and director of various other private business and nonprofit organizations.
----------------------------------------------------------------------------------------------------------------
Frank A. Olson (1932)               Trustee     Since 2003         138      Hess Corporation (exploration
  500 East Broward Blvd.                                                    and refining of oil and gas) and
  Suite 2100                                                                Sentient Jet (private jet service).
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and
Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive
Officer, UAL Corporation (airlines).
----------------------------------------------------------------------------------------------------------------

Interested Trustees serving until 2010 Annual Meeting of Shareholders:
**Charles B. Johnson (1933)       Chairman of   Chairman of        138                     None
  One Franklin Parkway            the Board,   the Board and
  San Mateo, CA 94403-1906        Trustee and  Trustee since
                                     Vice      1995 and Vice
                                   President     President
                                                since 1993

Principal Occupation During Past 5 Years:
Chairman of the Board, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Director,
Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton
Investments.
----------------------------------------------------------------------------------------------------------------

                                                                        Number of
                                                                      Portfolios in
                                                                        Franklin
                                                                        Templeton
                                                                       Investments
                                                                      Fund Complex
                                                     Length of          Overseen
Name, Year of Birth and Address       Position       Time Served       by Trustee*      Other Directorships Held
---------------------------------------------------------------------------------------------------------------------
 **Gregory E. Johnson (1961)          Trustee        Since 2007            92                    None
   One Franklin Parkway
   San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.;
Director, Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin
Templeton Investments.
---------------------------------------------------------------------------------------------------------------------

 * We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers, and also may share a common underwriter.

** Charles B. Johnson and Gregory E. Johnson are "interested persons" of the
   Fund as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of trustees. Charles B. Johnson is considered an interested person of the Fund due to his position as an officer, director and major shareholder of Resources, which is the parent company of the Fund's investment manager, and his position with the Fund. Gregory E. Johnson is considered an interested person of the Fund due to his position as an officer, director and shareholder of Resources. Charles B. Johnson is the father of Gregory E. Johnson. The remaining Trustees of the Fund are Independent Trustees.

   The following tables provide the dollar range of the equity securities of the Fund and of all U.S. registered funds in the Franklin Templeton Investments fund complex beneficially owned by the Trustees as of December 19, 2008:

                                                          Aggregate Dollar Range of Equity
Independent Trustees:                                      Securities in all Funds in the
                                Dollar Range of Equity           Franklin Templeton
Name of Trustee               Securities in the Fund/(1)/     Investments Fund Complex
------------------------------------------------------------------------------------------
Harris J. Ashton.............        $1--$10,000                   Over $100,000
Ann Torre Bates..............            None                      Over $100,000
Frank J. Crothers............            None                      Over $100,000
Edith E. Holiday.............        $1--$10,000                   Over $100,000
David W. Niemiec.............            None                      Over $100,000
Frank A. Olson...............            None                      Over $100,000
Larry D. Thompson............            None                      Over $100,000
Constantine D. Tseretopoulos.            None                      Over $100,000
Robert E. Wade...............      $10,001--$50,000                Over $100,000


                                                  Aggregate Dollar Range of Equity
Interested Trustees:                               Securities in all Funds in the
                        Dollar Range of Equity           Franklin Templeton
Name of Trustee       Securities in the Fund/(1)/     Investments Fund Complex
----------------------------------------------------------------------------------
Charles B. Johnson...        $1--$10,000                   Over $100,000
Gregory E. Johnson...           None                       Over $100,000

--------
/(1)/Dollar range based on NYSE closing price on December 19, 2008.

  How often do the Trustees meet and what are they paid?

   The role of the Trustees is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of all of the Fund's shareholders. The Trustees anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance, and will meet more frequently as necessary. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund's investment manager (the "Investment Manager"), and various other service providers.

   The Fund's Independent Trustees constitute the sole independent Board members of 14 investment companies in the Franklin Templeton Investments complex for which each Independent Trustee currently is paid a $145,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at each regularly scheduled Board meeting, a portion of which fees are allocated to the Fund. To the extent held, compensation also may be paid for attendance at specially called Board meetings. The Fund's lead Independent Trustee is paid an annual supplemental retainer of $15,000 for service to such investment companies, a portion of which is allocated to the Fund. Board members who serve on the Audit Committee of the Fund and such other investment companies receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Fund. The Chairman of the Audit Committee of the Fund and such other investment companies, receives an additional fee of $15,000 per year, a portion of which is allocated to the Fund. Members of a Committee are not separately compensated for any committee meeting held on the day of a regularly scheduled Board meeting.

   During the fiscal year ended August 31, 2008, there were five meetings of the Board, three meetings of the Audit Committee, and four meetings of the Nominating Committee. Each Trustee then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served. The Fund does not currently have a formal policy regarding Trustees' attendance at the annual shareholders' meeting. No Trustees attended the Fund's last annual meeting held on February 22, 2008.

   Independent Trustees are also reimbursed for expenses incurred in connection with Board meetings. The Interested Trustees and certain officers of the Fund, who are shareholders of Resources, are not compensated by the Fund for their services, but may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers and the Interested Trustees. No pension or retirement benefits are accrued as part of Fund expenses.

   The table below indicates the total fees paid to Independent Trustees by the Fund individually and by all of the funds in Franklin Templeton Investments fund complex. These Trustees also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Trustees and the Fund's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can bring their experience and talents to, and effectively oversee the management of, several funds.

                                                                                 Number of Boards within
                                  Aggregate        Total Compensation from         Franklin Templeton
                                Compensation          Franklin Templeton        Investments Fund Complex
Name of Trustee               from the Fund/(1)/ Investments Fund Complex/(2)/ on which Trustee Serves/(3)/
-----------------------------------------------------------------------------------------------------------
Harris J. Ashton.............      $5,837                  $486,000                        42
Ann Torre Bates/(4) /........       4,321                   301,750                        16
Frank J. Crothers............       5,982                   193,000                        14
Edith E. Holiday.............       5,984                   508,250                        42
David W. Niemiec.............       6,054                   202,333                        14
Frank A. Olson...............       5,938                   489,500                        42
Larry D. Thompson............       5,898                   486,000                        44
Constantine D. Tseretopoulos.       5,989                   129,000                        14
Robert E. Wade/(4)/..........       5,898                   523,000                        18

--------
/(1)/Compensation received for the fiscal year ended August 31, 2008. /(2)/Compensation received for the 12 months ended September 30, 2008.
/(3)/We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments fund complex currently includes 46 U.S. registered investment companies, with approximately 152 U.S. based funds or series.
/(4)/Ms. Bates and Mr. Wade also are independent trustees of Franklin Mutual
     Series Funds and may, in the future, receive payments pursuant to a discontinued retirement plan that generally provides payments to independent board members who have served seven years or longer for such fund.

   Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds (which may include the Fund) until the value of such investments equals or exceeds five times the annual retainer and regular Board meeting fees paid to such Board member. Investments in the name of family members or entities controlled by a Board member constitute fund holdings of such Board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected Board members. In implementing such policy, a Board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

  Who are the Executive Officers of the Fund?

   Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for the Executive Officers, are their names, years of birth and addresses, as well as their positions and length of service with the Fund, and principal occupations during the past five years.

Name, Year of Birth and Address                      Position                       Length of Time Served
---------------------------------------------------------------------------------------------------------------------
Charles B. Johnson                            Chairman of the Board,                Chairman of the Board
                                                    Trustee and                  since 1995, Trustee and Vice
                                                  Vice President                     President since 1993
Please refer to the table "Interested Trustees serving until 2010 Annual Meeting of Shareholders" for additional information about Mr. Charles B. Johnson.
---------------------------------------------------------------------------------------------------------------------
Christopher J. Molumphy (1962)                  President and Chief                       Since 2002
  One Franklin Parkway                          Executive Officer--
  San Mateo, CA 94403-1906                     Investment Management

Principal Occupation During Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton
Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------
Rupert H. Johnson, Jr. (1940)                     Vice President                          Since 1996
  One Franklin Parkway
  San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin
Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of 44 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------
Jennifer J. Bolt (1964)                      Chief Executive Officer--               Since December 2008
  One Franklin Parkway                      Finance and Administration
  San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Executive Vice President--Operations and Technology, Franklin Resources, Inc.; Director, Franklin Templeton
Asset Management (India) Private Limited and Templeton Global Advisors Limited; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------
Laura F. Fergerson (1962)                   Chief Financial Officer and                   Since 2008
  One Franklin Parkway                       Chief Accounting Officer
  San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin
Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds,
Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments
(1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
---------------------------------------------------------------------------------------------------------------------

 Name, Year of Birth and Address                     Position                    Length of Time Served
 -----------------------------------------------------------------------------------------------------------------
 John R. Kay (1940)                               Vice President                      Since 1994
   500 East Broward Blvd.
   Suite 2100
   Fort Lauderdale, FL 33394-3091

 Principal Occupation During Past 5 Years:
 Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and
 officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in
 Franklin Templeton Investments; and formerly, Vice President and Controller, Keystone Group, Inc.
 -----------------------------------------------------------------------------------------------------------------
 Craig S. Tyle (1960)                           Vice President and                    Since 2005
   One Franklin Parkway                         Assistant Secretary
   San Mateo, CA 94403-1906

 Principal Occupation During Past 5 Years:
 General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and
 formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute
 (ICI) (1997-2004).
 ------------------------------------------------------------------------------------------------------------------
 David P. Goss (1947)                           Vice President and                    Since 2000
   One Franklin Parkway                         Assistant Secretary
   San Mateo, CA 94403-1906

 Principal Occupation During Past 5 Years:
 Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case maybe, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin
 Templeton Investments.
 -----------------------------------------------------------------------------------------------------------------
 Robert C. Rosselot (1960)                           Secretary                        Since 2004
   500 East Broward Blvd.
   Suite 2100
   Fort Lauderdale, FL 33394-3091

 Principal Occupation During Past 5 Years:
 Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources,
 Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust
 Officer, Fiduciary Trust International of the South; and officer of 14 of the investment companies in Franklin
 Templeton Investments.
 -----------------------------------------------------------------------------------------------------------------
 Gregory R. Seward (1956)                            Treasurer                        Since 2004
   500 East Broward Blvd.
   Suite 2100
   Fort Lauderdale, FL 33394-3091

 Principal Occupation During Past 5 Years:
 Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin
 Templeton Investments; and formerly, Vice President, JPMorgan Chase (2000-2004) and American General
 Financial Group (1991-2000).
 -----------------------------------------------------------------------------------------------------------------

Name, Year of Birth and Address                 Position                     Length of Time Served
--------------------------------------------------------------------------------------------------------------
  James M. Davis (1952)                 Chief Compliance Officer         Chief Compliance Officer since
    One Franklin Parkway                  and Vice President--              2004 and Vice President--
    San Mateo, CA 94403-1906                 AML Compliance                AML Compliance since 2006

Principal Occupation During Past 5 Years:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly,
Director of Compliance, Franklin Resources, Inc. (1994-2001).
--------------------------------------------------------------------------------------------------------------

..  ADDITIONAL INFORMATION ABOUT THE FUND

   The Investment Manager. The Investment Manager of the Fund is Franklin Advisers, Inc., a California corporation with offices at One Franklin Parkway, San Mateo, California 94403-1906. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is a wholly owned subsidiary of Resources.

   The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services"), with offices at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of the Investment Manager. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund.

   The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Fund is BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015.

   The Custodian. The custodian for the Fund is JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.

   Other Matters. The Fund's last audited financial statements and annual report for the fiscal year ended August 31, 2008, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

   Principal Shareholders. As of December 19, 2008, the Fund had 47,338,848 shares outstanding and total net assets of $508,740,278.78. The Fund's shares are listed on the NYSE (NYSE: TEI). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of December 19, 2008, there were no other persons holding beneficially or of record more than 5% of the Fund's outstanding shares.

   In addition, to the knowledge of the Fund's management, as of December 19, 2008, no nominee or Trustee of the Fund owned 1% or more of the outstanding shares of the Fund, and the Trustees and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

   Contacting the Board of Trustees. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of Trustees at the Fund's offices, 500 East

Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention:
Secretary. The correspondence will be given to the Board for review and consideration.

..  AUDIT COMMITTEE

   Audit Committee and Independent Registered Public Accounting Firm. The Fund's Audit Committee is responsible for the appointment, compensation and retention of the Fund's independent registered public accounting firm ("auditors"), including evaluating their independence, recommending the selection of the Fund's auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal auditing. The Audit Committee is currently comprised of Ms. Bates and Messrs. Niemiec (Chairman), Crothers and Tseretopoulos, all of whom are Independent Trustees and also are considered to be "independent" as that term is defined by the listing standards applicable to the Fund.

   Selection of Auditors. The Audit Committee and the Board have selected the firm of Pricewaterhouse-Coopers LLP ("PwC") as auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $41,805 for the fiscal year ended August 31, 2008 and $39,345 for the fiscal year ended August 31, 2007.

   Audit-Related Fees. For the fiscal years ended August 31, 2008 and 2007, there were no fees paid to PwC by the Fund for assurance and related services by PwC to the Fund that are reasonably related to the performance of the audit or review of the Fund's financial statements and not reported under "Audit Fees" above.

   In addition, the Audit Committee pre-approves PwC's engagement for audit-related services to be provided to the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund that are reasonably related to the performance of the audit or review of their financial statements. There were no fees paid to PwC for such services for the fiscal year ended August 31, 2008 or for the fiscal year ended August 31, 2007.

   Tax Fees. PwC did not render any tax compliance, tax advice or tax planning services ("tax services") to the Fund for the fiscal year ended August 31, 2008 or for the fiscal year ended August 31, 2007.

   In addition, the Audit Committee pre-approves PwC's engagement for tax services to be provided to the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund. The fees for these services were $0 for the fiscal year ended August 31, 2008 and $46,000 for the fiscal year ended August 31, 2007. The services for which these fees were paid included tax compliance and advice.

   All Other Fees. The aggregate fees paid for products and services provided by PwC to the Fund, other than the services reported above, were $518 for the fiscal year ended August 31, 2008 and $0 for the fiscal year ended August 31, 2007. The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process.

   In addition, the Audit Committee pre-approves PwC's engagement for other services to be provided to the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund. The aggregate fees paid to PwC for such other services and not reported above were $283,559 for the Fund's fiscal year ended August 31, 2008 and $0 for the Fund's fiscal year ended August 31, 2007. The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process.

   Aggregate Non-Audit Fees. The aggregate fees paid to PwC for non-audit services provided by PwC to the Fund, to the Investment Manager or to any entity controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund were $284,077 for the fiscal year ended August 31, 2008 and $46,000 for the fiscal year ended August 31, 2007. The aggregate non-audit fees include the amounts shown under Tax Fees and All Other Fees above for the Fund's fiscal years ended August 31, 2008 and August 31, 2007, respectively.

   The Audit Committee has determined that the provision of the non-audit services that were rendered to the Investment Manager and to any entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund is compatible with maintaining PwC's independence.

   Audit Committee Pre-Approval Policies and Procedures. As of the date of this proxy statement, the Audit Committee has not adopted written pre-approval policies and procedures. As a result, all such services described above and provided by PwC must be directly pre-approved by the Audit Committee.

   Audit Committee Report. The Board has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. A copy of the charter was included in the Fund's proxy statement for its 2008 Annual Meeting of Shareholders.

   As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PwC, the Fund's auditors, to discuss the financial statements.

   The Audit Committee received the written disclosures and the letter from PwC required by the applicable requirements of the Public Company Accounting Oversight Board regarding PwC's communications with the Audit Committee concerning independence. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PwC, PwC's independence, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the Fund's accounting principles.

   Based on its review and discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit

Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2008 for filing with the U.S. Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          David W. Niemiec (Chairman)
                                          Anne Torre Bates
                                          Frank J. Crothers
                                          Constantine D. Tseretopoulos

..  FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   Solicitation of Proxies. Your vote is being solicited by the Trustees. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. If the Fund does not receive your proxy by a certain time you may receive a telephone call from a proxy soliciting agent asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $5,000, plus expenses. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

   Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that current NYSE Rules permit the broker-dealers to vote on the Proposal on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

   Quorum. A majority of the Fund's shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   Method of Tabulation. Provided a quorum is present at the Meeting, the Proposal to elect Trustees requires the affirmative vote of a plurality of the votes cast of the holders of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of Trustees. Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the Proposal.

   Simultaneous Meetings. The Meeting is to be held at the same time as the annual meetings of shareholders of Templeton Emerging Markets Fund and Templeton Global Income Fund. If any shareholder at the Meeting objects to the holding of simultaneous meetings and moves for an adjournment of the Meeting to a time promptly after the simultaneous meetings, the persons designated as proxies will vote in favor of such adjournment.

   Adjournment. The Chairman of the Board or an authorized officer of the Fund for the Meeting, or the holders of a majority of the shares present (in person or by proxy) and entitled to vote at the Meeting, may adjourn the Meeting from time to time. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve the Proposal, or for any other reason consistent with Delaware law and the Fund's By-Laws, including to allow for the further solicitation of proxies. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC's proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC's proxy rules and the Fund's proxy statement for the 2008 annual meeting.

   Shareholder Proposals. The Fund anticipates that its 2010 Annual Meeting of Shareholders will be held on or about February 26, 2010. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund's proxy statement for the 2010 Annual Meeting of Shareholders must send such written proposal to the Fund's offices at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention: Secretary, so that it is received no later than September 14, 2009 in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at the meeting.

   A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund's proxy statement by September 14, 2009, as described above, may nonetheless present a proposal at the Fund's 2010 Annual Meeting of Shareholders if such shareholder notifies the Fund in writing at the Fund's offices, of such proposal not earlier than September 29, 2009 and not later than October 29, 2009. If a shareholder fails to give notice within these dates, then the matter shall not be eligible for consideration at the shareholders' meeting. If, notwithstanding the effect of the foregoing notice provisions, a shareholder proposal is acted upon at the 2010 Annual Meeting of Shareholders, the persons designated as proxies for the 2010 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any shareholder proposal not received by the Fund at the Fund's offices by November 28, 2009. A shareholder proposal may be presented at the 2010 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

   In addition to the requirements set forth above, a shareholder must comply with the following:

      1. A shareholder intending to present a proposal must (i) be entitled to vote at the meeting; (ii) comply with the notice procedures set forth in this proxy statement and in the Fund's By-Laws; and (iii) have been a shareholder of record at the time the shareholder's notice was received by the Secretary of the Fund.

      2. A notice regarding nomination for the election of Trustees shall set forth in writing (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of outstanding shares of the Fund which are beneficially owned by each such nominee; and (iv) all such other information regarding each such nominee as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such nominee been nominated by the Trustees of the Fund. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the Fund.

      3. A notice regarding a business proposal shall set forth in writing as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business; (iii) the number of shares of the Fund which are beneficially owned by the shareholder; (iv) any material interest of the shareholder in such business; and (v) all such other information regarding each such matter that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such matter been proposed by the Trustees of the Fund.

   Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund's proxy statement or presented at the meeting.

                                          By Order of the Board of Trustees,

                                          Robert C. Rosselot
                                          Secretary

January 12, 2009

                                                              TLTEI PROXY 01/09

                         TEMPLETON EMERGING MARKETS INCOME FUND
               ANNUAL MEETING OF SHAREHOLDERS - FEBRUARY 22, 2009

The undersigned hereby revokes all previous proxies for his/her shares of Templeton Emerging Markets Income Fund (the "Fund") and appoints KIMBERLY H. NOVOTNY, ROBERT C. ROSSELOT and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund's Annual Meeting of Shareholders (the "Meeting") to be held at 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida 33394 at 12 Noon, Eastern time, on February 20, 2009, including any postponements or adjournments thereof, upon the matter set forth below and instructs them to vote upon any matters that may properly be acted upon at the Meeting.

This Proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this Proxy shall be voted FOR the Proposal (including all nominees for trustee). If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.


                                         BNY MELLON SHAREOWNER SERVICES
                                         P.O. BOX 3550
                                         SOUTH HACKENSACK, NJ 07606-9250


                 (Continued and to be signed on the other side)

-------------------------------------------------------------------------------
                           /\ FOLD AND DETACH HERE /\


 You can now access your TEMPLETON EMERGING MARKETS INCOME FUND account online.

Access your Fund account online via Investor ServiceDirect(R) (ISD).

The transfer agent for the Fund now makes it easy and convenient to get current information on your shareholder account.

      o View account status                   o Make address changes
      o View certificate history              o Obtain a duplicate 1099 tax form
      o View book-entry information           o Establish/change your PIN
      o View payment history for dividends

           Visit us on the web at htpp://www.bnymellon.com/shareowner/isd For Technical Assistance Call 1-877-978-7778 between 9am-7pm
                           Monday-Friday Eastern Time


                        www.bnymellon.com/shareowner/isd
                            Investor ServiceDirect(R)
                  Available 24 hours per day, 7 days per week

                        TOLL FREE NUMBER: 1-800-370-1163

                                                             Please
                                                             mark here
                                                             for address   |_|
                                                             change or
                                                             comment noted
                                                             on proxy

The Board of Truste es unanimously recommends a vote FOR the Proposal.

Proposal - Election of Trustees.

                 FOR                              WITHHOLD AUTHORITY
          all nominees listed                       to vote for
        (except as marked below)                 all nominees listed

                 |_|                                    |_|

Nominees: 01 Ann Torre Bates, 02 David W. Niemiec,
          03 Larry D. Thompson, and 04 Robert E. Wade

To withhold authority to vote for any individual nominee, write that nominee's name on the line below.

________________________________________________________________________________

                                                                       YES  NO
                                         I PLAN TO ATTEND THE MEETING. |_| |_|


Mark Here for
Adress Change or        [  ]
Comments



Signature(s):__________________________________________Dated______________, 2009

Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.
--------------------------------------------------------------------------------
                           /\ FOLD AND DETACH HERE /\

      WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING.
                BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

     Internet and telephone voting are available through 11:59 PM East Time the day prior to the shareholder meeting date.

--------------------------------------------------------------------------------
                                    Internet
                         http://www.proxyvoting.com/tei

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site, or vote your proxy through ISD at:
   www.bnymellon.com/shareowner/isd
--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
                                    Telephone
                                 1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
--------------------------------------------------------------------------------

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.